UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 03, 2023

PHX MINERALS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31759	73-1055775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive Suite 720
Fort Worth, Texas		76107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (405) 948-1560

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2023, PHX Minerals Inc. (the “Company”) entered into indemnification agreements (the “Delaware Indemnification Agreements”) with each of the Company’s directors and certain officers. The Company previously entered into indemnification agreements (the “Oklahoma Indemnification Agreements”) with its directors and certain officers that provided for indemnification to the fullest extent permitted under Oklahoma law. Since entering into the Oklahoma Indemnification Agreements, the Company reincorporated from Oklahoma to Delaware (the “Reincorporation”), as previously disclosed. Accordingly, the Company entered into the Delaware Indemnification Agreements primarily to reflect the Reincorporation. The Delaware Indemnification Agreements were entered into with each director and officer who had previously entered into an Oklahoma Indemnification Agreement, as well as certain other officers. The Delaware Indemnification Agreements replace and supersede the Oklahoma Indemnification Agreements with respect to the directors and officers who had previously entered into the Oklahoma Indemnification Agreements.

The Delaware Indemnification Agreements provide for indemnification of such directors and officers to the fullest extent permitted under Delaware law as it now exists or may in the future be amended, against all expenses, liabilities and loss incurred in connection with their service as a director or officer on behalf of the Company. In addition, the Delaware Indemnification Agreements provide that, to the extent not prohibited by applicable law, the Company shall pay the expenses, including attorneys’ fees, incurred by such director or officer, in defending any action, suit or proceeding in advance of its final disposition and the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified by the Company.

The foregoing description of the Delaware Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of the Delaware Indemnification Agreement, which is filed as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

Date:	January 5, 2023	By:	/s/ Chad L. Stephens
Chad L. Stephens President and Chief Executive Officer